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                                                                  Exhibit 23 (b)




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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Plan Administrator of Samsonite
Corporation Employee Savings Trust


We hereby consent to the incorporation by reference in this Registration Statement of our report dated June 19, 1998, relating to the financial statements and schedules of the Samsonite Corporation Employee Savings Trust appearing in this Annual Report on Form 11-K for the year ended December 31, 1997.



                                        /S/ BDO SEIDMAN, LLP



Denver, Colorado
July 13, 1998